Exhibit 99.2

Q4 2020 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

Q4 2020 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	2

Q4 2020 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2020 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2020, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Stock Split

All share and per share data as of June 30, 2020, March 31, 2020, and December 31, 2019, contained herein, have been adjusted to reflect the four-for-one stock split that was effected on September 18, 2020.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	3

Q4 2020 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company,” “BNL,” “us,” “our” and “we”) is an internally-managed REIT, formed as a Maryland corporation in 2007 that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, office, and retail property types. We target properties with credit-worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund their core business operations rather than real estate ownership.

Executive Management

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

Sean T. Cutt

Executive Vice President and Chief Investment Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Board of Directors

Amy L. Tait

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Laurie A. Hawkes

Lead Independent Director

David M. Jacobstein

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Watters

Agha S. Khan

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	4

Q4 2020 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Financial Summary
Investment in rental property, net	$3,384,144	$3,334,904	$3,377,745	$3,407,527	$3,457,290
Total assets	4,258,483	4,204,469	4,144,055	4,274,054	3,917,858
Mortgage and notes payable, net	107,382	108,752	109,512	110,464	111,793
Unsecured term notes, net and revolver	1,433,796	1,433,495	1,921,392	2,025,887	1,869,381
Total liabilities	1,779,402	1,782,762	2,267,408	2,395,541	2,138,838
Total mezzanine equity	—	—	178,535	178,534	—
Total Broadstone Net Lease, Inc. stockholders' equity	2,299,105	2,191,794	1,591,633	1,593,437	1,667,614
Total equity (book value)	2,479,081	2,421,707	1,698,112	1,699,979	1,779,020
Revenues	82,291	80,744	80,371	78,231	84,931
Total operating expenses	46,078	57,496	50,345	47,045	45,124
Interest expense	17,123	18,511	19,513	20,991	21,509
Net income	17,619	9,711	17,098	11,848	27,712
Net earnings per common share, diluted	$0.11	$0.08	$0.14	$0.10	$0.25
FFO	44,198	54,726	56,485	37,572	45,399
FFO per share, diluted	$0.28	$0.44	$0.47	$0.32	$0.41
AFFO	46,894	47,077	46,056	41,068	41,572
AFFO per share, diluted	$0.30	$0.38	$0.38	$0.35	$0.38
Net cash provided by operating activities	46,064	53,506	39,139	40,319	36,425
Net cash provided by (used in) investing activities	(76,443)	5,469	6,264	4,474	38,520
Net cash (used in) provided by financing activities	32,120	40,170	(132,273)	31,608	(98,749)
Distributions declared	39,299	20,477	13,099	38,560	36,183
Distributions declared per diluted share	$0.250	$0.135	$0.11	$0.33	$0.33

Portfolio Metrics
Properties	641	628	633	636	646
Rentable square feet	28.2M	27.3M	27.4M	27.4M	27.5M
Occupancy	99.2%	99.8%	99.6%	99.6%	99.8%
Weighted average remaining lease term (years)	10.7	10.8	11.0	11.3	11.5

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	5

Q4 2020 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets
Accounted for using the operating method, net of accumulated depreciation	$3,354,511	$3,304,002	$3,346,792	$3,367,566	$3,415,400
Accounted for using the direct financing method	29,066	30,902	30,953	39,961	41,890
Accounted for using the sales type method	567	—	—	—	—
Investment in rental property, net	3,384,144	3,334,904	3,377,745	3,407,527	3,457,290
Cash and cash equivalents	100,486	101,787	9,241	93,151	12,455
Accrued rental income	102,117	97,517	90,545	84,932	84,534
Tenant and other receivables, net	1,604	3,957	5,045	1,287	934
Prepaid expenses and other assets	22,277	19,522	9,819	12,397	12,613
Interest rate swap, assets	—	—	—	—	2,911
Goodwill	339,769	339,769	339,769	339,769	—
Intangible lease assets, net	290,913	288,971	298,741	320,418	331,894
Debt issuance costs – unsecured revolving credit facility, net	6,435	7,027	1,782	2,081	2,380
Leasing fees, net	10,738	11,015	11,368	12,492	12,847
Total assets	$4,258,483	$4,204,469	$4,144,055	$4,274,054	$3,917,858
Liabilities and equity
Unsecured revolving credit facility	$—	$—	$248,300	$353,300	$197,300
Mortgages and notes payable, net	107,382	108,752	109,512	110,464	111,793
Unsecured term notes, net	1,433,796	1,433,495	1,673,092	1,672,587	1,672,081
Interest rate swap, liabilities	72,103	81,326	85,678	79,622	24,471
Earnout liability	7,509	13,177	37,975	44,296	—
Accounts payable and other liabilities	74,936	55,339	25,550	35,835	37,377
Accrued interest payable	4,023	9,453	4,144	9,764	3,594
Intangible lease liabilities, net	79,653	81,220	83,157	89,673	92,222
Total liabilities	1,779,402	1,782,762	2,267,408	2,395,541	2,138,838
Mezzanine equity
Common stock	—	—	66,376	66,376	—
Non-controlling interests	—	—	112,159	112,158	—
Total mezzanine equity	—	—	178,535	178,534	—
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	27	27	26	26	26
Class A Common Stock, $0.00025 par value	9	8	—	—	—
Additional paid-in capital	2,624,997	2,506,008	1,899,751	1,899,616	1,895,935
Cumulative distributions in excess of retained earnings	(259,673)	(239,520)	(229,531)	(233,067)	(208,261)
Accumulated other comprehensive income	(66,255)	(74,729)	(78,613)	(73,138)	(20,086)
Total Broadstone Net Lease, Inc. stockholders’ equity	2,299,105	2,191,794	1,591,633	1,593,437	1,667,614
Non-controlling interests	179,976	229,913	106,479	106,542	111,406
Total equity	2,479,081	2,421,707	1,698,112	1,699,979	1,779,020
Total liabilities, mezzanine and equity	$4,258,483	$4,204,469	$4,144,055	$4,274,054	$3,917,858

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	6

Q4 2020 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenues
Lease revenues, net	$82,291	$80,744	$80,371	$78,231	$84,931
Operating expenses
Depreciation and amortization	30,182	31,363	39,921	31,219	30,829
Asset management fees	—	—	—	2,461	5,815
Property management fees	—	—	—	1,275	2,338
Property and operating expense	4,986	4,187	4,190	4,115	4,493
General and administrative	9,232	7,214	5,700	5,842	1,649
Provision for impairment of investment in rental properties	1,678	14,732	534	2,133	—
Total operating expenses	46,078	57,496	50,345	47,045	45,124
Other income (expenses)
Interest income	4	—	11	9	3
Interest expense	(17,123)	(18,511)	(19,513)	(20,991)	(21,509)
Cost of debt extinguishment	(3)	(392)	—	(22)	—
Gain on sale of real estate	5,260	1,060	1,046	7,619	13,142
Income taxes	141	(129)	(402)	(549)	(1,262)
Internalization expenses	(182)	(1,929)	(389)	(1,205)	(2,463)
Change in fair value of earnout liability	(6,706)	6,362	6,321	(4,177)	—
Other income (expenses)	15	2	(2)	(22)	(6)
Net income	17,619	9,711	17,098	11,848	27,712
Net income attributable to non-controlling interests	(1,357)	(961)	(1,745)	(1,032)	(1,778)
Net income attributable to Broadstone Net Lease, Inc.	$16,262	$8,750	$15,353	$10,816	$25,934

Weighted average number of common shares outstanding
Basic[1]	143,916	111,155	107,422	106,108	102,941
Diluted[1]	155,956	123,381	119,648	116,210	109,889
Net earnings per common share[2]
Basic and diluted	$0.11	$0.08	$0.14	$0.10	$0.25

1 Excludes 341 and 216 weighted average shares of unvested restricted common stock for the three months ended December 31, 2020 and September 30, 2020, respectively.

2 Excludes $85 and $46 from the numerator for the three months ended December 31, 2020 and September 30, 2020, respectively, related to dividends paid or declared on shares of unvested restricted common stock.

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Q4 2020 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income	$17,619	$9,711	$17,098	$11,848	$27,712
Real property depreciation and amortization	30,161	31,343	39,899	31,210	30,829
Gain on sale of real estate	(5,260)	(1,060)	(1,046)	(7,619)	(13,142)
Provision for impairment of investment in rental properties	1,678	14,732	534	2,133	—
FFO	$44,198	$54,726	$56,485	$37,572	$45,399
Capital improvements / reserves	—	1,662	—	—	—
Straight-line rent adjustment	(5,125)	(6,943)	(6,151)	(1,612)	(6,061)
Adjustment to provision of credit losses	(6)	(15)	(110)	(17)	—
Cost of debt extinguishment	3	392	—	22	—
Amortization of debt issuance costs	917	819	821	888	924
Amortization of net mortgage premiums	(36)	(34)	(37)	(35)	(35)
Gain on interest rate swaps and other non-cash interest expense	(41)	(42)	(41)	(42)	(42)
Amortization of lease intangibles	(1,150)	151	1,019	(1,138)	(1,082)
Internalization expenses	182	1,929	389	1,205	2,463
Stock-based compensation	1,193	796	—	—	—
Severance	68	—	—	26	—
Change in fair value of earnout liability	6,706	(6,362)	(6,321)	4,177	—
Other (income) expenses	(15)	(2)	2	22	6
AFFO	$46,894	$47,077	$46,056	$41,068	$41,572

Diluted weighted average shares outstanding[1]	155,956	123,381	119,648	116,210	109,889
Net earnings per diluted share[2]	$0.11	$0.08	$0.14	$0.10	$0.25
FFO per diluted share[2]	0.28	0.44	0.47	0.32	0.41
AFFO per diluted share[2]	0.30	0.38	0.38	0.35	0.38

1 Excludes 341 and 216 weighted average shares of unvested restricted common stock for the three months ended December 31, 2020 and September 30, 2020, respectively.

2 Excludes $85 and $46 from the numerator for the three months ended December 31, 2020 and September 30, 2020, respectively, related to dividends paid or declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	8

Q4 2020 SUPPLEMENTAL INFORMATION

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income	$17,619	$9,711	$17,098	$11,848	$27,712
Depreciation and amortization	30,182	31,363	39,921	31,219	30,829
Interest expense	17,123	18,511	19,513	20,991	21,509
Income taxes	(141)	129	402	549	1,262
EBITDA	$64,783	$59,714	$76,934	$64,607	$81,312
Provision for impairment of investment in rental properties	1,678	14,732	534	2,133	—
Gain on sale of real estate	(5,260)	(1,060)	(1,046)	(7,619)	(13,142)
EBITDAre	$61,201	$73,386	$76,422	$59,121	$68,170
Adjustment for current quarter acquisition activity [1]	1,703	—	—	—	346
Adjustment for current quarter disposition activity [2]	(318)	(78)	(52)	(285)	(1,015)
Adjustment to exclude non-recurring expenses (income) [3]	182	1,929	389	1,205	2,463
Adjustment to exclude change in fair value of earnout liability	6,706	(6,362)	(6,321)	4,177	—
Adjustment to exclude write-off of accrued rental income	242	—	—	3,993	—
Adjustment to exclude cost of debt extinguishments	—	392	—	22	—
Adjustment to exclude lease termination fees	—	—	(276)	—	—
Adjusted EBITDAre	$69,716	$69,267	$70,162	$68,233	$69,964
Asset management fees	—	—	—	2,461	5,815
Property management fees	—	—	—	1,275	2,338
General and administrative	9,219	7,214	5,700	5,842	1,649
Adjusted Net Operating Income ("NOI")	$78,935	$76,481	$75,862	$77,811	$79,766
Straight-line rental revenue, net	(5,339)	(6,947)	(6,151)	(5,594)	(6,017)
Other amortization and non-cash charges	(1,170)	1,810	911	(1,133)	(1,076)
Adjusted Cash NOI	$72,426	$71,344	$70,622	$71,084	$72,673
Annualized EBITDAre	$244,805	$293,544	$305,688	$236,484	$272,680
Annualized Adjusted EBITDAre	278,867	277,068	280,648	272,932	279,856
Annualized Adjusted NOI	315,743	305,924	303,448	311,244	319,064
Annualized Adjusted Cash NOI	289,704	285,376	282,488	284,336	290,692

1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts represent expenses directly associated with the Internalization.

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Q4 2020 SUPPLEMENTAL INFORMATION

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Contractual rental amounts billed for operating leases	$72,558	$69,270	$67,342	$72,828	$73,403
Adjustment to recognize contractual operating lease billings on a straight- line basis	4,256	6,768	8,276	1,665	6,094
Variable rental amounts earned	455	234	51	3	152
Earned income from direct financing leases	756	757	855	987	1,004
Earned income from sales-type leases	5	—	—	—	—
Operating expenses billed to tenants	4,389	3,389	4,335	3,732	4,042
Other income from real estate transactions	(16)	64	702	49	237
Adjustment to revenue recognized for uncollectible rental amounts billed	(112)	262	(1,190)	(1,033)	(1)
Total Lease revenues, net	$82,291	$80,744	$80,371	$78,231	$84,931

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	10

Q4 2020 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY
Shares of Common Stock including Class A Common Stock	145,609
OP Units	11,399
Common Stock & OP Units	157,008
Price Per Share / Unit	$19.58
IMPLIED EQUITY MARKET CAPITALIZATION	$3,074,209
% of Total Capitalization	66.5%
DEBT
Unsecured Revolving Credit Facility - 2023	$—
Unsecured Term Loan Facilities	965,000
Unsecured Term Loan - 2022	60,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	450,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	107,667
TOTAL DEBT	$1,547,667
% of Total Capitalization	33.5%
% of Total Capitalization Floating Rate Debt	2.4%
% of Total Capitalization Fixed Rate Debt	31.1%

ENTERPRISE VALUE
Total Capitalization	$4,621,876
Less: Cash and Cash Equivalents	(100,486)
Enterprise Value	$4,521,390

The value of common stock and OP Units is calculated by multiplying the total number of shares and units by the closing price of BNL’s Common Stock of $19.58 as of December 31, 2020.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	11

Q4 2020 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	Term Loans	Revolver	Senior Notes	Mortgages and Notes Payable	Total
2021	$—	$—	$—	$18,006	$18,006
2022	60,000	—	—	2,907	62,907
2023	265,000	—	—	7,582	272,582
2024	190,000	—	—	2,260	192,260
2025	—	—	—	20,195	20,195
Thereafter	450,000	—	475,000	56,717	981,717
Total	$965,000	$—	$475,000	$107,667	$1,547,667

	Outstanding Balance
	December 31,	December 31,
	2020	2019	Interest Rate	Maturity Date
Revolving credit facilities	$—	$197,300	one-month LIBOR + 1.20%	0 [1]
2020 Unsecured Term Loan	—	300,000	one-month LIBOR + 1.25%	Feb. 2021 [2]
2022 Unsecured Term Loan	60,000	—	one-month LIBOR + 1.25%	Feb.2022
2023 Unsecured Term Loan	265,000	265,000	one-month LIBOR + 1.35%	Jan. 2023
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.25%	Jun. 2024
2026 Unsecured Term Loan	450,000	450,000	one-month LIBOR + 1.85%	Feb. 2026
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	225,000	5.09%	Jul. 2028
Series C	100,000	100,000	5.19%	Jul. 2030
	475,000	475,000
Total	1,440,000	1,877,300
Debt issuance costs, net	(6,204)	(7,919)
	$1,433,796	$1,869,381

1 On September 21, 2020, the Company replaced its prior $600 million revolving credit facility with a maturity date of January 2022, with a new $900 million facility with a maturity date of September 2023.

2 The Company had extended this loan prior to its repayment.

Net Debt Metrics

(unaudited, in thousands)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Debt
Mortgages and notes payable, net	$107,382	$108,752	$109,512	$110,464	$111,793
Unsecured term notes, net	1,433,796	1,433,495	1,673,092	1,672,587	1,672,081
Revolving Credit Facility	—	—	248,300	353,300	197,300
Debt issuance costs	6,489	6,829	7,268	7,767	8,277
Gross Debt	1,547,667	1,549,076	2,038,172	2,144,118	1,989,451
Cash and cash equivalents	(100,486)	(101,787)	(9,241)	(93,151)	(12,455)
Restricted cash	(10,242)	(7,200)	(601)	(3,561)	(7,856)
Net Debt	$1,436,939	$1,440,089	$2,028,330	$2,047,406	$1,969,140
Net Debt to Annualized EBITDAre	5.87x	4.91x	6.64x	8.66x	7.22x
Net Debt to Annualized Adjusted EBITDAre	5.15x	5.20x	7.23x	7.50x	7.04x

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	12

Q4 2020 SUPPLEMENTAL INFORMATION

Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility and unsecured term loans and senior notes. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2020, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Notes
Leverage ratio	≤ 0.60 to 1.00	0.36	0.37
Secured indebtedness ratio	≤ 0.40 to 1.00	0.03	0.03
Unencumbered coverage ratio	≥ 1.75 to 1.00	6.21	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.45	3.45
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.37	0.39
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	13

Q4 2020 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

Debt Maturities
$1,172
$467
$273
$190
$150
$100
$60
$15
$20
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+
Mortgages
Unsecured Credit Facilities - Drawn
Unsecured Credit Facilities - Undrawn
Senior Unsecured Notes

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest Rate Exposure
3.7%
4.4%
4.0%
3.3%
3.8%
3.5%
4.6%
4.8%
3.5%
5.2%
$65
$25
$82
$95
$145
$227
$225
$348
$125
$100
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+
Mortgages
Senior Unsecured Notes
Interest Rate Swaps
Wtd Avg Interest Rate

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	14

Q4 2020 SUPPLEMENTAL INFORMATION

Portfolio Activity

Acquisitions

The Company did not acquire any new properties during the first nine months of 2020.

Q4 2020
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Industrial	10	919	15.0	77,023
Restaurant	7	26	15.8	13,189
Retail	1	60	10.2	5,150
Healthcare	1	19	7.6	4,950
Total Properties	19	1,024		100,312
Weighted average initial cash cap rate				6.9%

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2020.

Q1 2020
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Restaurant	4	15	$7,772	$10,700	$7,633	5.8%
Other	3	49	17,042	18,583	15,574	6.8%
Healthcare	2	9	2,519	3,652	1,964	7.6%
Retail	1	3	2,804	4,250	2,593	7.0%
Total Properties	10	76	$30,137	$37,185	$27,764	6.6%

Q2 2020
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Restaurant	2	12	$7,860	$8,500	$7,637	6.6%
Healthcare	1	5	1,542	2,038	1,357	7.7%
Total Properties	3	17	$9,402	$10,538	$8,994	6.8%

Q3 2020
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Restaurant	3	9	$5,221	$3,975	$2,720	8.7%	[1]
Healthcare	1	24	6,986	3,250	3,071	N/A2
Industrial	1	51	3,339	2,591	2,536	N/A2
Total Properties	5	83	$15,546	$9,816	$8,327	8.7%	[1]

Q4 2020
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	4	57	$13,471	$13,640	$10,509	10.8%
Industrial	1	113	6,000	6,900	3,972	7.8%
Other	1	14	3,260	3,060	2,961	8.0%
Total Properties	6	184	$22,731	$23,600	$17,442	9.5%

1 Weighted average cash cap rate on tenanted properties sold.

2 Properties were vacant at the time of disposition.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	15

Q4 2020 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	641
States	41
Canada	1
Total Rentable Sq. Footage	28.2M
Tenants	181
Brands	167
Industries	55
Occupancy (based on SF)	99.2%
Top Ten Tenant Concentration	18.7%
Top Twenty Tenant Concentration	31.7%
Investment Grade (tenant/guarantor)	17.2%
Financial Reporting Coverage[1]	95.0%
Rent Coverage Ratio[2]	3.1x
Weighted Average Annual Rent Increases	2.1%
Weighted Average Remaining Lease Term	10.7 years

1 Includes 6.3% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly.

2 Represents rent coverage ratio for Restaurants property type only.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	16

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited)

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster Hospitality & Red Lobster Restaurants LLC	Casual Dining	24	$7,307	2.5%	196	0.7%
Jack's Family Restaurants LP	Quick Service Restaurants	43	7,025	2.4%	147	0.5%
Axcelis Technologies, Inc.	Flex and R&D	1	5,730	2.0%	417	1.5%
Hensley & Company	Distribution & Warehouse	3	5,643	1.9%	577	2.1%
Outback Steakhouse of Florida LLC	Casual Dining	23	5,401	1.8%	146	0.5%
BluePearl Holdings, LLC	Animal Health Services	12	5,092	1.7%	154	0.5%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.7%	156	0.6%
Big Tex Trailer Manufacturing, Inc.	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,764	1.6%	1,302	4.6%
Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	4,718	1.6%	545	1.9%
Nestle' Dreyer's Ice Cream Company	Cold Storage	1	4,409	1.5%	310	1.1%
Total Top 10 Tenants		153	55,123	18.7%	3,950	14.0%

Arkansas Surgical Hospital	Surgical	1	4,260	1.5%	129	0.5%
Nationwide Mutual Insurance Company	Strategic Operations	2	4,165	1.4%	407	1.4%
American Signature, Inc.	Home Furnishings	6	4,142	1.4%	474	1.7%
Cascade Aerospace Inc.	Manufacturing	1	4,073	1.4%	231	0.8%
Aventiv Technologies, LLC	Corporate Headquarters	1	3,819	1.3%	154	0.6%
Fresh Express Incorporated	Food Processing	1	3,819	1.3%	336	1.2%
Bob Evans Restaurants, LLC	Casual Dining	23	3,728	1.3%	121	0.4%
Tractor Supply Company	General Merchandise	14	3,586	1.2%	281	1.0%
Centene Management Company, LLC	Strategic Operations	1	3,267	1.1%	220	0.8%
Zips Car Wash, LLC	Automotive	14	3,255	1.1%	57	0.2%
Total Top 20 Tenants		217	$93,237	31.7%	6,360	22.6%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	17

Q4 2020 SUPPLEMENTAL INFORMATION

Top 20 Brands

(unaudited)

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster	Casual Dining	24	$7,307	2.5%	196	0.7%
Jack's Family Restaurants	Quick Service Restaurants	43	7,025	2.4%	147	0.5%
Axcelis	Flex and R&D	1	5,730	2.0%	417	1.5%
Hensley	Distribution & Warehouse	3	5,643	1.9%	577	2.1%
Bob Evans Farms	Casual Dining/Food Processing	24	5,611	1.9%	297	1.1%
Wendy's	Quick Service Restaurants	39	5,568	1.9%	115	0.4%
BluePearl Veterinary Partners	Animal Health Services	12	5,092	1.7%	154	0.5%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.7%	156	0.6%
Big Tex Trailers	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,764	1.6%	1,302	4.6%
Siemens	Manufacturing/Flex and R&D	2	4,718	1.6%	545	1.9%
Total Top 10 Brands		192	56,492	19.2%	3,906	13.9%

Outback Steakhouse	Casual Dining	21	4,701	1.6%	132	0.4%
Nestle'	Cold Storage	1	4,409	1.5%	310	1.1%
Arkansas Surgical Hospital	Surgical	1	4,260	1.5%	129	0.5%
Taco Bell	Quick Service Restaurants	32	4,202	1.4%	82	0.3%
Nationwide Mutual Insurance Co.	Strategic Operations	2	4,165	1.4%	407	1.4%
Value City Furniture	Home Furnishings	6	4,142	1.4%	474	1.7%
Cascade Aerospace	Manufacturing	1	4,073	1.4%	231	0.8%
Securus Technologies	Corporate Headquarters	1	3,819	1.3%	154	0.6%
Chiquita	Food Processing	1	3,819	1.3%	336	1.2%
Tractor Supply Co.	General Merchandise	14	3,586	1.2%	281	1.0%
Total Top 20 Brands		272	$97,668	33.2%	6,442	22.9%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	18

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on ABR)

$294 M
Annualized
Base Rent

Industrial	46%
Manufacturing	14%
Distribution & Warehouse	14%
Food Processing	6%
Flex and R&D	6%
Cold Storage	4%
Services	2%

Healthcare	19%
Clinical	9%
Surgical	3%
Animal Health	3%
Life Science	2%
Healthcare Services	2%

Restaurants	16%
Quick Service	9%
Casual Dining	7%

Office	10%
Strategic Operations	5%
Corporate Headquarters	3%
Call Center	2%

Retail	9%
General Merchandise	4%
Automotive	3%
Home Furnishings	2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	19

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Property Type (continued)

(unaudited)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	56	$41,640	14.1%	7,732	27.4%
Distribution & Warehouse	31	39,902	13.6%	7,414	26.3%
Food Processing	14	18,334	6.2%	2,132	7.6%
Flex and R&D	7	16,774	5.7%	1,457	5.2%
Cold Storage	4	12,562	4.3%	933	3.3%
Services	18	7,168	2.4%	429	1.5%
Industrial Total	130	136,380	46.3%	20,097	71.3%
Healthcare
Clinical	50	25,097	8.5%	1,062	3.8%
Surgical	15	9,861	3.4%	345	1.2%
Animal Health Services	20	8,155	2.8%	314	1.1%
Life Science	9	7,478	2.5%	550	1.9%
Healthcare Services	23	6,288	2.1%	243	0.9%
Healthcare Total	117	56,879	19.3%	2,514	8.9%
Restaurant
Quick Service Restaurants	157	25,583	8.7%	533	1.9%
Casual Dining	90	20,220	6.9%	574	2.0%
Restaurant Total	247	45,803	15.6%	1,107	3.9%
Office
Strategic Operations	7	13,621	4.6%	1,021	3.6%
Corporate Headquarters	6	9,713	3.3%	671	2.4%
Call Center	4	5,716	2.0%	392	1.4%
Office Total	17	29,050	9.9%	2,084	7.4%
Retail
General Merchandise	59	10,756	3.7%	737	2.6%
Automotive	56	9,746	3.3%	784	2.8%
Home Furnishings	15	5,702	1.9%	860	3.1%
Retail Total	130	26,204	8.9%	2,381	8.5%
Total	641	$294,316	100.0%	28,183	100.0%

Key Statistics by Property Type

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	20

Q4 2020 SUPPLEMENTAL INFORMATION

Industrial
Number of properties	130
Square feet (000s)	20,097
Weighted average lease term (years)	10.7
Weighted average annual rent escalation	2.0%

Healthcare
Number of properties	117
Square feet (000s)	2,514
Weighted average lease term (years)	8.3
Weighted average annual rent escalation	2.3%

Restaurants
Number of properties	247
Square feet (000s)	1,107
Weighted average lease term (years)	16.0
Weighted average annual rent escalation	1.9%

Office
Number of properties	17
Square feet (000s)	2,084
Weighted average lease term (years)	7.4
Weighted average annual rent escalation	2.4%

Retail
Number of properties	130
Square feet (000s)	2,381
Weighted average lease term (years)	10.8
Weighted average annual rent escalation	1.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	21

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry
(unaudited)

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	247	$46,467	15.8%	1,132	4.0%
Healthcare Facilities	92	44,812	15.2%	1,758	6.2%
Food Distributors	7	12,775	4.3%	1,556	5.5%
Packaged Foods & Meats	6	11,339	3.9%	1,130	4.0%
Auto Parts & Equipment	31	10,153	3.4%	2,190	7.8%
Metal & Glass Containers	8	9,602	3.3%	2,206	7.8%
Specialized Consumer Services	36	9,211	3.1%	677	2.4%
Healthcare Services	16	8,202	2.8%	481	1.7%
Aerospace & Defense	6	7,651	2.6%	921	3.3%
Home Furnishing Retail	14	7,481	2.5%	1,022	3.6%
Distributors	12	6,870	2.3%	966	3.4%
Specialty Stores	16	6,611	2.2%	869	3.1%
Electronic Components	2	6,529	2.2%	466	1.7%
Air Freight & Logistics	3	6,478	2.2%	436	1.5%
Industrial Machinery	16	6,005	2.0%	1,174	4.2%
Other (40 industries)	121	94,130	32.2%	10,975	39.0%
Untenanted properties	8	—	—	224	0.8%
Total	641	$294,316	100.0%	28,183	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	22

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited)

PORTFOLIO
CONCENTRATION
0.1–3%
3–6%
6–9%
9–11%

TOTAL PROPERTIES: 641 TOTAL STATES: 41 + British Columbia

State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	53	$29,985	10.2%	3,183	11.3%	VA	13	$4,368	1.5%	110	0.4%
IL	26	$18,350	6.2%	1,981	7.0%	WA	15	$4,144	1.4%	150	0.5%
CA	11	$15,683	5.3%	1,554	5.5%	MO	9	$3,882	1.3%	733	2.6%
WI	32	$15,622	5.3%	1,611	5.7%	KY	16	$3,205	1.1%	162	0.6%
FL	48	$15,530	5.3%	811	2.9%	LA	3	$3,122	1.1%	175	0.6%
MI	35	$14,446	4.9%	1,439	5.1%	NE	6	$2,958	1.0%	509	1.8%
OH	35	$14,065	4.8%	1,369	4.9%	MD	4	$2,863	1.0%	293	1.0%
IN	30	$12,825	4.4%	1,757	6.2%	SC	13	$2,730	0.9%	308	1.1%
MN	20	$11,445	3.9%	1,757	6.2%	NM	8	$2,730	0.9%	96	0.3%
NC	31	$11,395	3.9%	1,227	4.4%	IA	4	$2,658	0.9%	622	2.2%
PA	17	$9,897	3.4%	1,149	4.1%	MS	7	$2,637	0.9%	329	1.2%
MA	4	$9,551	3.2%	1,009	3.6%	UT	3	$2,328	0.8%	280	1.0%
TN	38	$9,147	3.1%	376	1.3%	CT	2	$1,653	0.6%	55	0.2%
NY	15	$9,048	3.1%	572	2.0%	WV	8	$1,634	0.5%	36	0.1%
AZ	8	$8,440	2.9%	761	2.7%	MT	7	$1,526	0.5%	43	0.2%
AL	48	$8,233	2.8%	188	0.7%	CO	3	$1,434	0.5%	94	0.3%
AR	10	$7,229	2.4%	278	1.0%	NV	2	$1,311	0.4%	81	0.3%
OK	19	$6,561	2.2%	792	2.8%	ND	2	$933	0.3%	28	0.1%
GA	18	$5,911	2.0%	973	3.5%	DE	3	$663	0.2%	35	0.1%
NJ	3	$4,900	1.7%	366	1.3%	WY	1	$307	0.1%	21	0.1%
KS	10	$4,894	1.7%	639	2.3%	Total US	640	$290,243	98.6%	27,952	99.2%
						Total Canada	1	4,073	1.4%	231	0.8%
						Grand Total	641	$294,316	100.0%	28,183	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	23

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on ABR)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.7 YRS

Lease Expirations
20%
10%
0%
0.4%
0.8%
1.7%
4.6%
2.7%
6.1%
7.8%
9.2%
6.5%
16.7%
2.0%
8.4%
5.2%
1.7%
3.4%
5.7%
5.7%
2.3%
3.1%
2.4%
3.6%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
Thereafter
Industrial
Healthcare
Restaurant
Office
Retail

Expiration Year	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2021	5	$1,254	0.4%	64	0.2%
2022	3	2,409	0.8%	86	0.3%
2023	7	5,000	1.7%	520	1.8%
2024	11	13,627	4.6%	1,689	6.0%
2025	19	7,800	2.7%	682	2.4%
2026	33	18,029	6.1%	1,394	4.9%
2027	28	22,991	7.8%	2,015	7.2%
2028	34	26,961	9.2%	2,727	9.7%
2029	60	19,080	6.5%	2,529	9.0%
2030	88	49,126	16.7%	4,934	17.5%
2031	18	5,815	2.0%	588	2.1%
2032	37	24,657	8.4%	2,949	10.5%
2033	38	15,430	5.2%	1,654	5.9%
2034	29	5,117	1.7%	330	1.2%
2035	14	10,109	3.4%	1,471	5.2%
2036	71	16,757	5.7%	958	3.4%
2037	24	16,882	5.7%	1,367	4.8%
2038	32	6,653	2.3%	303	1.1%
2039	12	8,988	3.1%	933	3.3%
2040	42	7,049	2.4%	352	1.2%
Thereafter	28	10,582	3.6%	414	1.5%
Untenanted properties	8	—	—	224	0.8%
Total	641	$294,316	100.0%	28,183	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	24

Q4 2020 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based on square feet)

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude costs incurred at the corporate level, including asset management, property management, and general and administrative expenses. The asset and property management expenses relate to historical fees paid to our former third-party manager, which are no longer incurred as a result of the internalization of management functions. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of the short-term rent deferrals and abatements agreed to as a result of tenant requests for rent relief related to the COVID-19 pandemic, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment property, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property.

EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by Nareit, which defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash and non-recurring revenues and expenses, including straight-line rents, the change in fair value of our earnout liability, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, internalization expenses, stock based compensation, severance, extraordinary items, and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	26

Q4 2020 SUPPLEMENTAL INFORMATION

Definitions and Explanations (continued)

Gross Debt: We define Gross Debt as total debt plus deferred financing costs.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	27